UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

UNIVERSAL SAFETY PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-31747	52-0898545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of principal executive offices) (Zip Code)

(410) 363-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UUU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Universal Safety Products, Inc., a Maryland corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on October 20, 2025, which Special Meeting was adjourned until November 14, 2025 and further adjourned until December 16, 2205 (the “Adjourned Meeting”) to allow additional time for voting on Proposals 1-4 (the Authorized Share Increase Proposal, the Blank Check Preferred Proposal, the Class B Common Proposal and the Voting Rights Proposal) in the Company’s proxy materials.

The Adjourned Meeting reconvened at 12:00 p.m. Eastern Time on December 16, 2025. As of September 17, 2025, the record date for the Adjourned Meeting, the Company had outstanding and entitled to vote 2,312,887 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), which constitutes all of the outstanding voting capital stock of the Company.

At the Adjourned Meeting, the stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 17, 2025. At the Adjourned Meeting, stockholders rejected proposals 1, 2, 3 and 4, each of which were presented for a vote. The tables below set forth the number of votes cast for and against or withheld, and the number of abstentions or broker non-votes, for each matter voted upon by the Company’s stockholders.

Proposal One: The approval of an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the authorized shares of Common Stock from 20,000,000 to 220,000,000.

For	Against	Abstain	Broker Non-Votes
1,310,421	187,354	11,306	0

Proposal Two: The approval of an amendment of the Articles to authorize 25,000,000 shares of preferred stock and to permit the issuance of those 25,000,000 shares of preferred stock with rights and preferences to be determined by the Company’s Board of Directors from time to time.

For	Against	Abstain	Broker Non-Votes
968,165	104,427	6,545	429,944

Proposal Three: The approval of an amendment of the Articles to authorize 20,000,000 shares of class B common stock.

For	Against	Abstain	Broker Non-Votes
972,004	100,763	6,370	429,944

Proposal Four: The approval of an amendment of the Articles to eliminate super-majority voting requirements.

For	Against	Abstain	Broker Non-Votes
1,020,008	52,844	6,285	429,944

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SAFETY PRODUCTS, INC.

Dated: December 16, 2025	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President and Chief Executive Officer